UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
Filed by the Registrant ☒	Filed by a party other than the Registrant ☐
Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12
FEMASYS INC.
(Name of Registrant as Specified in Its Charter)
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check the appropriate box):
☒	No fee required.
☐	Fee paid previously with preliminary materials
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

May 15, 2023
To Our Stockholders:
You are cordially invited to attend the 2023 Annual Meeting of Stockholders, or the Annual Meeting, of Femasys Inc. to be held on Wednesday, June 21, 2023 at 9:00 a.m. Eastern Daylight Time at the offices of Femasys Inc. at 3950 Johns Creek Court, Suite 100, Suwanee, Georgia 30024. Please note that if you plan to attend the Annual Meeting in person, photographic identification will be required for admission.
The matters expected to be acted upon at the Annual Meeting are described in the accompanying Notice of Annual Meeting of Stockholders and proxy statement. The Annual Meeting materials include the notice, the proxy statement, our annual report and the proxy card, each of which is enclosed.
Please use this opportunity to take part in our affairs by voting on the business to come before the Annual Meeting. You will receive a Notice of Internet Availability of Proxy Materials, or the Notice, which we expect to mail on or about May 15, 2023, unless you have previously requested to receive our proxy materials in paper form. Only stockholders of record at the close of business on May 15, 2023 may vote at the Annual Meeting and any postponements or adjournments of the Annual Meeting. All stockholders are cordially invited to participate in the Annual Meeting and any postponements or adjournments of the Annual Meeting. However, to ensure your representation at the Annual Meeting, please vote as soon as possible by using the internet or telephone, as instructed in the Notice. Alternatively, you may follow the procedures outlined in the Notice to request a paper proxy card to submit your vote by mail. Returning the paper proxy card or voting electronically does NOT deprive you of your right to participate in the Annual Meeting and to vote your shares for the matters acted upon at the Annual Meeting.
Your vote is important. Whether or not you expect to attend and participate in the Annual Meeting, please submit your proxy electronically via the Internet or by telephone by following the instructions in the Notice or if you asked to receive the proxy materials in paper form, please complete, sign and date the proxy card and return it in the postage paid envelope provided.
Sincerely,
/s/ Kathy Lee-Sepsick
Kathy Lee-Sepsick
Founder, President and Chief Executive Officer
IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING TO BE HELD ON JUNE 21, 2023: THE PROXY STATEMENT, PROXY CARD AND ANNUAL REPORT ON FORM 10-K FOR THE FISCAL YEAR ENDED DECEMBER 31, 2022 ARE AVAILABLE FREE OF CHARGE AT www.proxyvote.com.

FEMASYS INC.

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

May 15, 2023
Time and Date:	June 21, 2023 at 9:00 a.m. Eastern Daylight Time.

Place:	The Annual Meeting will be held on Wednesday, June 21, 2023 at 9:00 a.m. Eastern Daylight Time at 3950 Johns Creek Court, Suite 100, Suwanee, Georgia 30024.

Items of Business:	1.
Elect the three Class II directors listed in the accompanying proxy statement, each to serve a three-year term expiring at the 2026 annual meeting of stockholders or until such director’s successor is duly elected and qualified or until such director’s earlier death, resignation, disqualification or removal.

	2.	To approve an amendment to Femasys’ Certificate of Incorporation to provide for the exculpation of officers as permitted by the Delaware General Corporation Law.

	3.	Ratify the appointment of KPMG LLP as the independent registered public accounting firm of Femasys Inc. for the fiscal year ending December 31, 2023.

	4.	Transact any other business as may properly come before the Annual Meeting or any adjournment or postponement of the Annual Meeting.

Record Date:	Only holders of record of common stock at the close of business on May 15, 2023 are entitled to notice of, and to vote at, the Annual Meeting and any adjournments thereof.

Proxy Voting:
With respect to all matters that will come before the Annual Meeting, each holder of shares of common stock is entitled to one vote for each share of common stock held as of the close of business on May 15, 2023, the record date.

For questions regarding your stock ownership, you may contact us through our Investor Relations section of our website https://ir.femasys.com/overview/ or, if you are a registered holder, contact our transfer agent, Broadridge Investor Communication Solutions, Inc., by telephone at (844) 998-0339, or by email at shareholder@broadridge.com. If you wish to contact us by mail:

Regular Mail
Broadridge Shareholder Services
c/o Broadridge Corporate Issuer Solutions
P.O. Box 1342
Brentwood, NY 11717

Overnight Mail
Broadridge Shareholder Services
c/o Broadridge Corporate Issuer Solutions
1155 Long Island Avenue
Edgewood, NY 11717-8309
ATTN: IWS
By Order of the Board of Directors,
/s/ Kathy Lee-Sepsick
Kathy Lee-Sepsick
Founder, President and Chief Executive Officer

Page
INFORMATION ABOUT SOLICITATION AND VOTING	1
INTERNET AVAILABILITY OF PROXY MATERIALS	1
QUESTIONS AND ANSWERS ABOUT THE MEETING	2
BOARD OF DIRECTORS AND CORPORATE GOVERNANCE	8
NOMINATIONS PROCESS AND DIRECTOR QUALIFICATIONS	13
PROPOSAL ONE: ELECTION OF DIRECTORS	14
PROPOSAL TWO: APPROVAL OF AN AMENDMENT TO FEMASYS’ CERTIFICATE OF INCORPORATION TO PROVIDE FOR THE EXCULPATION OF OFFICERS AS PERMITTED BY THE DELAWARE GENERAL CORPORATION LAW	18
PROPOSAL THREE: RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	19
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT	20
EXECUTIVE OFFICERS	21
EXECUTIVE COMPENSATION	22
EQUITY COMPENSATION PLAN INFORMATION	25
CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS	26
REPORT OF THE AUDIT COMMITTEE	27
ADDITIONAL INFORMATION	28
OTHER MATTERS	29
i

FEMASYS INC.
PROXY STATEMENT FOR THE 2023 ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON WEDNESDAY, JUNE 21, 2023

May 15, 2023
INFORMATION ABOUT SOLICITATION AND VOTING
The accompanying proxy is solicited on behalf of the board of directors of Femasys Inc. (“Femasys”) for use at the Femasys 2022 Annual Meeting of Stockholders (the “Annual Meeting” or “meeting”) to be held on Wednesday, June 21, 2023 at 9:00 a.m. Eastern Daylight Time at the offices of Femasys at 3950 Johns Creek Court, Suite 100, Suwanee, Georgia 30024. References in the Proxy Statement to “we,” “us,” “our,” “the Company” or “Femasys” refer to Femasys Inc.
INTERNET AVAILABILITY OF PROXY MATERIALS
We will mail, on or about May 15, 2023, the Notice of Internet Availability of Proxy Materials, or the Notice, to our stockholders of record and beneficial owners at the close of business on May 15, 2023. On the date of mailing of the Notice, all stockholders and beneficial owners will have the ability to access all of the proxy materials on a website referred to in the Notice. These proxy materials will be available free of charge.
The Notice will identify the website where the proxy materials will be made available; the date, the time and location of the Annual Meeting; the matters to be acted upon at the meeting and our board of directors’ recommendations with regard to each matter; a toll-free telephone number, an e-mail address, and a website where stockholders can request a paper or e-mail copy of the Proxy Statement; our Annual Report on Form 10-K for the year ended December 31, 2022, or our Annual Report, and a form of proxy relating to the Annual Meeting; information on how to access the form of proxy; and information on how to participate in the meeting and vote in person.

QUESTIONS AND ANSWERS ABOUT THE MEETING
Q:	What is the purpose of the meeting?
A:
At the meeting, stockholders will act upon the proposals described in this proxy statement. In addition, following the formal portion of the meeting, management will be available to respond to questions from stockholders.

Q:	What proposals are scheduled to be voted on at the meeting?
A:	Stockholders will be asked to vote on the following two proposals at the meeting:
1.
to elect Charles Larsen, Anne Morrissey and Wendy Perrow as Class II directors to serve for a term of three years or until such director’s successor is duly elected and qualified or until such director’s earlier death, resignation, disqualification or removal; and

2.	to approve an amendment to Femasys’ Certificate of Incorporation to provide for the exculpation of officers as permitted by the Delaware General Corporation Law.
3.	to ratify the appointment of KPMG LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2023.
Q:	Could matters other than Proposal One, Proposal Two and Proposal Three be decided at the meeting?
A:
Our bylaws require that we receive advance notice of any proposal to be brought before the meeting by stockholders of Femasys, and we have not received notice of any such proposals. If any other matter were to come before the meeting, the proxy holders appointed by our board of directors will have the discretion to vote on those matters for you.

Q:	How does the board of directors recommend I vote on these proposals?
A:	Our board of directors recommends that you vote your shares:
•	“FOR ALL” the nominees to the board of directors (Proposal One); and
•	“FOR” the approval of an amendment to Femasys’ Certificate of Incorporation to provide for the exculpation of officers as permitted by the Delaware General Corporation Law (Proposal Two).
•	“FOR” the ratification of the appointment of KPMG LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2023 (Proposal Three).
Q:	Who may vote at the Annual Meeting?
A:
Holders of record of our common stock as of the close of business on May 15, 2023, or the Record Date, are entitled to receive notice of, to attend and participate, and to vote at the Annual Meeting. At the close of business on the Record Date, there were 13,190,573 shares of our common stock outstanding and entitled to vote.

Stockholder of Record: Shares Registered in Your Name
If your shares are registered directly in your name with our transfer agent, Broadridge Investor Communication Solutions, Inc., you are considered the stockholder of record with respect to those shares, and the Notice or these proxy materials were sent directly to you by Femasys.
Beneficial Owner of Shares Held in Street Name: Shares Registered in the Name of a Broker or Nominee
If your shares are held in an account at a brokerage firm, bank, broker-dealer, or other similar organization, then you are the “beneficial owner” of shares held in “street name,” and the Notice or these proxy materials were forwarded to you by that organization. The organization holding your account is considered the stockholder of record for purposes of voting at the Annual Meeting. As a beneficial owner, you have the right to instruct that organization on how to vote the shares held in your account. In most instances, you can do this over the internet, or if you have received or requested a hard copy of the proxy statement and accompanying voting instruction form, you may mark, sign, date and mail your voting instruction form using the envelope your broker, bank or other nominee provides. The materials that were sent to you have specific instructions for how to submit your vote and the deadline for doing so. If you would like to revoke your proxy, you must follow the broker, bank or other nominee’s instructions on how to do so.
Because you are not the stockholder of record, you are required to obtain a valid proxy from the organization that holds your shares giving you the right to vote the shares at the Annual Meeting.
Q:	How do I vote?
A.
You may vote by mail or follow any alternative voting procedure (such as telephone or internet voting) described on your proxy card. To use an alternative voting procedure, follow the instructions on each Notice and/or proxy card that you receive. The procedures for voting are as follows:

Stockholder of Record: Shares Registered in Your Name
If you are a stockholder of record, you may:
•	vote by telephone or through the internet—in order to do so, please follow the instructions shown on your Notice or proxy card;
•
vote by mail—if you request or receive a paper proxy card and voting instructions by mail, simply complete, sign and date the enclosed proxy card and return it before the meeting in the pre-paid envelope provided; or

•	vote in person—you may attend the Annual Meeting and vote your shares in person.
Votes submitted by telephone or through the internet must be received prior to the start of the meeting. Submitting your proxy, whether by telephone, through the internet or by mail if you request or received a paper proxy card, will not affect your right to vote in person should you decide to attend the meeting in person.
Beneficial Owner: Shares Registered in the Name of a Broker or Other Nominee
If you are not the stockholder of record, please refer to the voting instructions provided by your nominee to direct it how to vote your shares. Your vote is important. To ensure that your vote is counted, complete and mail the voting instruction card provided by your brokerage firm, bank, or other nominee as directed by your nominee. To vote in person at the meeting, you will be required to obtain a legal proxy from your nominee. Follow the instructions from your nominee included with our proxy materials or contact your nominee to request a proxy form.
Your vote is important. Whether or not you plan to participate in the Annual Meeting, we urge you to vote by proxy to ensure that your vote is counted.
Q:	How do I vote by internet or telephone?
A.
If you wish to vote by internet or telephone, you may do so by following the voting instructions included on your Notice or proxy card. Please have each Notice or proxy card you received in hand when you vote over the internet or by telephone as you will need information specified therein to submit your vote. The giving of such a telephonic or internet proxy will not affect your right to vote in person (as detailed above) should you decide to attend the meeting.

The telephone and internet voting procedures are designed to authenticate stockholders’ identities, to allow stockholders to give their voting instructions and to confirm that stockholders’ instructions have been recorded properly.
Q:	What shares can I vote?
A:
Each share of Femasys common stock issued and outstanding as of the close of business on May 15, 2023 is entitled to vote on all items being voted on at the meeting. You may vote all shares owned by you as of May 15, 2023, including (1) shares held directly in your name as the stockholder of record, and (2) shares held for you as the beneficial owner in street name through a broker, bank, trustee, or other nominee.

Q:	How many votes am I entitled to per share?
A:	Each holder of shares of common stock is entitled to one vote for each share of common stock held as of May 15, 2023.
Q:	What is the quorum requirement for the meeting?
A:
The holders of 33.34% of the outstanding shares of our common stock entitled to vote at the Annual Meeting as of the Record Date must be present in person or represented by proxy at the Annual Meeting in order to hold the Annual Meeting and conduct business. This presence is called a quorum. Your shares are counted as present at the Annual Meeting if you are present and vote in person at the Annual Meeting or if you have properly submitted a proxy.

Q:	How are abstentions and broker non-votes treated?
A:
Abstentions (i.e. shares present at the Annual Meeting and marked “abstain”) are deemed to be shares presented or represented by proxy and entitled to vote, and are counted for purposes of determining whether a quorum is present. However, abstentions are not counted as a vote either for or against a proposal, and have no effect on the outcome of the matters voted upon.

A broker non-vote occurs when the beneficial owner of shares fails to provide the broker, bank or other nominee that holds the shares with specific instructions on how to vote on any “non-routine” matters brought to a vote at the Annual Meeting. In this situation, the broker, bank or other nominee will not vote on the “non-routine” matter. Broker non-votes are counted for purposes of determining whether a quorum is present and have no effect on the outcome of the matters voted upon.
Note that if you are a beneficial holder, brokers and other nominees will be entitled to vote your shares on “routine” matters without instructions from you. The only proposal that would be considered “routine” in such event is the proposal for the ratification of the appointment of KPMG LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2023 (Proposal Three). A broker or other nominee will not be entitled to vote your shares on any “non-routine” matters, absent instructions from you. “Non-routine” matters include all proposals other than Proposal Three, including the election of directors and charter amendment proposal. Accordingly, we encourage you to provide voting instructions to your broker or other nominee whether or not you plan to attend the meeting.
Q:	What is the vote required for each proposal?
A:	The votes required to approve each proposal are as follows:
•
Proposal One: Each director shall be elected by a plurality of the votes properly cast on the election of directors, meaning that the three individuals nominated for election to our board of directors at the Annual Meeting receiving the highest number of “FOR” votes will be elected.

•
Proposal Two: Approval will be obtained if the number of votes cast “FOR” the proposal at the Annual Meeting equals or exceeds sixty-six and two-third precedent (66 2/3%) of the outstanding shares of our common stock.

•	Proposal Three: Approval will be obtained if the number of votes cast “FOR” the proposal at the Annual Meeting exceeds the number of votes “AGAINST” the proposal.
Q:	If I submit a proxy, how will it be voted?
A:
When proxies are properly dated, executed and returned, the shares represented by such proxies will be voted at the Annual Meeting in accordance with the instructions of the stockholder. If no specific instructions are given, the shares will be voted in accordance with the recommendations of our board of directors as described above. If any matters not described in the Proxy Statement are properly presented at the Annual Meeting, the proxy holders will use their own judgment to determine how to vote your shares. If the Annual Meeting is postponed or adjourned, the proxy holders can vote your shares on the new meeting date as well, unless you have revoked your proxy instructions, as described below under “Can I change my vote or revoke my proxy?”

Q:	What should I do if I get more than one proxy or voting instruction card?
A:
Stockholders may receive more than one set of voting materials, including multiple copies of the proxy materials and multiple Notices, proxy cards or voting instruction cards. For example, stockholders who hold shares in more than one brokerage account may receive separate sets of proxy materials or one Notice for each brokerage account in which shares are held. Stockholders of record whose shares are registered in more than one name will receive more than one set of proxy materials. You should vote in accordance with all of the proxy cards and voting instruction cards you receive relating to our Annual Meeting to ensure that all of your shares are voted and counted.

Q:	Can I change my vote or revoke my proxy?
A:	You may change your vote or revoke your proxy at any time prior to the taking of the vote or the polls closing at the Annual Meeting.
If you are the stockholder of record, you may change your vote by:
•	granting a new proxy bearing a later date (which automatically revokes the earlier proxy) using any of the methods described above (and until the applicable deadline for each method);
•	providing a written notice of revocation to the Corporate Secretary of Femasys at Femasys Inc., 3950 Johns Creek Court, Suite 100, Suwanee, Georgia 30024, prior to your shares being voted,
•	transmitting a subsequent vote using the internet or by telephone prior to the close of voting; or
•	attending the Annual Meeting and voting in person.
Please note, however, that if your shares are held of record by a broker, bank or other nominee and you wish to revoke a proxy, you must contact that firm to revoke any prior voting instructions.
Q:	How can I attend the Annual Meeting in person?
A:
Only holders of common stock, their proxy holders and guests we may invite may attend the Annual Meeting. If you wish to attend the Annual Meeting in person, but you hold your shares through someone else, such as a broker, you must bring proof of your ownership and photographic identification to the Annual Meeting. For example, you may bring an account statement showing that you beneficially own shares common stock as of the record date as acceptable proof of ownership. In addition, if you wish to vote in person at the Annual Meeting, you must bring a legal proxy from the broker, bank or other nominee holding your shares, confirming your beneficial ownership of the shares and giving you the right to vote your shares. Please be aware that participating in the Annual Meeting will not, by itself, revoke a proxy. See, “Can I change my vote or revoke my proxy?” above for more details.

Q:	Can I submit questions prior to the meeting?
A:	No, you can only submit questions during the meeting.
Q.	How can I get electronic access to the proxy materials?
A:	The Notice will provide you with instructions regarding how to:
•	view our proxy materials for the meeting through the internet; and
•	instruct us to send our future proxy materials to you electronically by email.
If you choose to receive future proxy materials by email, you will receive an email next year with instructions containing a link to those materials and a link to the proxy voting site. Your election to receive proxy materials by email will remain in effect until you terminate it.
Q:	Is there a list of stockholders entitled to vote at the Annual Meeting?
A:
The names of stockholders of record entitled to vote will be available for inspection by stockholders of record for ten (10) days prior to the meeting and during the Annual Meeting. If you are a stockholder of record and want to inspect the stockholder list, please send a written request to our Corporate Secretary at ir@femasys.com to arrange for inspection of the list at our corporate headquarters, 3950 Johns Creek Court, Suite 100, Suwanee, GA 30024.

Q:	Who will tabulate the votes?
A:	A representative of Broadridge Investor Communication Solutions, Inc. will serve as the Inspector of Elections and will tabulate the votes at the Annual Meeting.
Q:	Where can I find the voting results of the Annual Meeting?
A:
We will announce preliminary voting results at the Annual Meeting. We will also disclose voting results on a Current Report on Form 8-K that we will file with the Securities and Exchange Commission, or the SEC, within four business days after the Annual Meeting.

Q:	I share an address with another stockholder, and we received only one paper copy of the proxy materials. How may I obtain an additional copy of the proxy materials?
A:
The SEC has adopted rules that permit companies and intermediaries (e.g., brokers) to satisfy the delivery requirements for proxy statements and annual reports with respect to two or more stockholders sharing the same address by delivering a single proxy statement addressed to those stockholders. This process is commonly referred to as “householding.”

Brokers with account holders who are Femasys stockholders may be householding our proxy materials. A single set of proxy materials may be delivered to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders. Once you have received notice from your broker that it will be householding communications to your address, householding will continue until you are notified otherwise or until you notify your broker or Femasys that you no longer wish to participate in householding.
If, at any time, you no longer wish to participate in householding and would prefer to receive a separate proxy statement and annual report, you may (1) notify your broker, (2) direct your written request to: Investor Relations, Femasys Inc., 3950 Johns Creek Court, Suite 100, Suwanee, GA 30024 or (3) contact our Investor Relations department by email at ir@femasys.com or by telephone at (770) 500-3910. Stockholders who currently receive multiple copies of the proxy statement or annual report at their address and would like to request householding of their communications should contact their broker. In addition, we will promptly deliver, upon written or oral request to the address or telephone number above, a separate copy of the annual report and proxy statement to a stockholder at a shared address to which a single copy of the documents was delivered.
Q:	What if I have questions about my Femasys shares or need to change my mailing address?
A:
You may contact our transfer agent, Broadridge Investor Communication Solutions, Inc., by telephone at (844) 998-0339, by email at shareholder@broadridge.com or by U.S. regular mail at Broadridge Shareholder Services, c/o Broadridge Corporate Issuer Solutions, P.O. Box 1342, Brentwood, NY 11717, if you have questions about your Femasys shares or need to change your mailing address.

Q:	Who is soliciting my proxy and paying for the expense of solicitation?
A:
The proxy for the Annual Meeting is being solicited on behalf of our board of directors. We will pay the cost of preparing, assembling, printing, mailing and distributing these proxy materials and soliciting votes. We may, on request, reimburse brokerage firms and other nominees for their expenses in forwarding proxy materials to beneficial owners. In addition to soliciting proxies by mail, we expect that our directors, officers and employees may solicit proxies in person or by telephone or facsimile. None of these individuals will receive any additional or special compensation for doing this, although we may reimburse these individuals for their reasonable out-of-pocket expenses. We do not expect to, but have the option to, retain a proxy solicitor. If you choose to access the proxy materials or vote via the Internet or by phone, you are responsible for any Internet access or phone charges you may incur.

Q:
What are the requirements to propose actions to be included in our proxy materials for next year’s annual meeting of stockholders, or our 2024 Annual Meeting, or for consideration at our 2024 Annual Meeting?

A:	Requirements for Stockholder Proposals to be considered for inclusion in our proxy materials for our 2024 Annual Meeting:
Our amended and restated bylaws provide that stockholders may present proposals for inclusion in our proxy statement by submitting their proposals in writing to the attention of our Corporate Secretary at our principal executive office. Our current principal executive office is located at 3950 Johns Creek Court, Suite 100, Suwanee, GA 30024. In addition, stockholder proposals must comply with the requirements of Rule 14a-8 under the Securities Exchange Act of 1934, as amended, or the Exchange Act, and related SEC regulations under Rule 14a-8 regarding the inclusion of stockholder proposals in company-sponsored proxy materials. In order to be included in the proxy statement for our 2024 Annual Meeting, stockholder proposals must be received by our Corporate Secretary no later than December 31, 2023 and must otherwise comply with the requirements of Rule 14a-8 of the Exchange Act.
Requirements for Stockholder Proposals to be presented at our 2024 Annual Meeting:
Our amended and restated bylaws provide that stockholders may present proposals to be considered at an annual meeting by providing timely notice to our Corporate Secretary at our principal executive office. To be timely for our 2024 Annual Meeting, our Corporate Secretary must receive the written notice at our principal executive office:
•	not earlier than the close of business on February 22, 2024, and
•	not later than the close of business on March 23, 2024.
If we hold our 2024 annual meeting of stockholders more than 30 days before or more than 60 days after June 21, 2024 (the one-year anniversary date of the Annual Meeting), then notice of a stockholder proposal that is not intended to be included in our proxy statement must be received by our Corporate Secretary at our principal executive office not later than the close of business on the later of (i) the 90th day prior to such annual meeting, or (ii) the tenth day following the day on which public announcement of the date of such annual meeting is first made.
A stockholder’s notice to the Corporate Secretary must set forth, as to each matter the stockholder proposes to bring before the annual meeting, the information required by our amended and restated bylaws. If a stockholder who has notified Femasys of such stockholder’s intention to present a proposal at an annual meeting does not appear to present such stockholder’s proposal at such meeting, Femasys does not need to present the proposal for vote at such meeting.

BOARD OF DIRECTORS AND CORPORATE GOVERNANCE
We have a strong commitment to good corporate governance practices. These practices provide an important framework within which our board of directors, its committees and our management can pursue our strategic objectives in order to promote the interests of our stockholders.
Corporate Governance Guidelines
Our board of directors has adopted Corporate Governance Guidelines that set forth expectations for directors, director independence standards, board committee structure and functions and other policies for the governance of our company. Our Corporate Governance Guidelines are available without charge on the Investor Relations section of our website, which is located at https://ir.femasys.com/governance/governance-documents/. Our Corporate Governance Guidelines are subject to modification from time to time by our board of directors pursuant to the recommendations of our nominating and corporate governance committee.
Board Leadership Structure and Role of the Board in Risk Oversight:
Our board of directors is currently chaired by Charles Larsen, an “independent director” as defined under Rule 10A-3 of the Exchange Act and the Nasdaq rules. Our board of directors believes that separation of the positions of chairman and Chief Executive Officer reinforces the independence of the Board from management, creates an environment that encourages objective oversight of management’s performance and enhances the effectiveness of the board of directors as a whole. The board of directors retains the flexibility to change its leadership structure from time to time as appropriate based on its view of the best interests of the company.
Our board of directors has an active role, as a whole and also at the committee level, in overseeing the management of our risks. Our board of directors is responsible for general oversight of risks and regular review of information regarding our risks, including credit risks, liquidity risks and operational risks. The compensation committee is responsible for overseeing the management of risks relating to our executive compensation plans and arrangements. The audit committee is responsible for overseeing the management of risks relating to accounting matters and financial reporting. The nominating and corporate governance committee is responsible for overseeing the management of risks associated with the independence of our board of directors and potential conflicts of interest. Although each committee is responsible for evaluating certain risks and overseeing the management of such risks, the entire board of directors is regularly informed through discussions from committee members about such risks. Our board of directors believes its administration of its risk oversight function has not negatively affected our board of directors' leadership structure.
Director Independence
Our board of directors has undertaken a review of its composition, the composition of its committees and the independence of our directors and considered whether any director has a material relationship with us that could compromise his or her ability to exercise independent judgment in carrying out his or her responsibilities. Based upon information requested from and provided by each director concerning his or her background, employment and affiliations, including family relationships, our board of directors has determined that none of Mr. Adams, Mr. Dyett, Mr. Larsen, Ms. Morrissey, Mr. Uzialko or Ms. Perrow, representing six of our seven directors, has a relationship that would interfere with the exercise of independent judgment in carrying out the responsibilities of a director and that each of these directors is “independent” as that term is defined under the rules of Nasdaq. In making this determination, our board of directors considered the relationships that each non-employee director has with us and all other facts and circumstances our board of directors deemed relevant in determining their independence, including the beneficial ownership of our common stock and/or convertible preferred stock by certain non-employee directors and the relationships of certain non-employee directors with certain of our significant stockholders. Ms. Lee-Sepsick, as our President and Chief Executive officer is not “independent” under the rules of Nasdaq.
Board Diversity
We believe the board is most effective when it embodies a diverse range of views, backgrounds and experience. Diversity is considered in the broadest sense, including, among other attributes, reflecting geography, age, gender, leadership, perspectives, educational background, other board experience and commitments, business and professional achievements, skills and experience in the context of the needs of the Board. While the nominating and corporate governance committee does not have a formal policy on diversity with regard to consideration of director nominees, the nominating and corporate governance committee considers diversity in its selection of nominees and endeavors to include women and minority candidates in the qualified pool from which Board candidates are chosen.
The below table provides information related to the composition of our board members and nominees. Each of the categories listed in the table has the meaning as it is used in Nasdaq Rule 5605(f).

Board Diversity Matrix (As of May 1, 2023)*
Total Number of Directors	7
	Female	Male	Non-Binary	Did Not Disclose Gender
Part I: Gender Identity
Directors	3	3	—	1
Part II: Demographic Background
White	2	3	—	—
Two or More Races or Ethnicities	1	—	—	—
Did Not Disclose Demographic Background	1
*	Per Nasdaq’s board diversity requirements, inapplicable categories have been omitted.
Board Committees
Our board of directors has an audit committee, a compensation committee and a nominating and corporate governance committee, each of which has the composition and the responsibilities described below. In addition, from time to time, special committees may be established under the direction of our board of directors when necessary to address specific issues.
Each of the audit committee, the compensation committee and the nominating and corporate governance committee operate under a written charter that has been approved by our board of directors. A copy of each of the audit committee, compensation committee and nominating and corporate governance committee charters is available on our corporate website at https://ir.femasys.com/governance/governance-documents/. The information contained on or that can be accessed through our website is not incorporated by reference into this proxy statement, and you should not consider such information to be part of this proxy statement.
Audit Committee
Our audit committee oversees our corporate accounting and financial reporting process and assists our board of directors in its oversight of (i) the integrity of our financial statements, (ii) our compliance with legal and regulatory requirements, (iii) our risk management program, (iv) the performance of our independent auditor and (v) the design and implementation of our internal audit function and internal controls. Our audit committee is responsible for, among other things:
•
appointing, compensating, retaining and overseeing the work of our independent auditor and any other registered public accounting firm engaged for the purpose of preparing or issuing an audit report or related work or performing other audit, review or attest services for us;

•	discussing with our independent auditor any audit problems or difficulties and management's response;
•
pre-approving all audit and non-audit services provided to us by our independent auditor (other than those provided pursuant to appropriate preapproval policies established by the committee or exempt from such requirement under SEC rules);

•	reviewing and discussing our annual and quarterly financial statements with management and our independent auditor;
•	discussing and overseeing our policies with respect to risk assessment and risk management; and

•
establishing procedures for the receipt, retention and treatment of complaints received by us regarding accounting, internal accounting controls or auditing matters, and for the confidential and anonymous submission by our employees of concerns regarding questionable accounting or auditing matters.

Our audit committee consists of Mr. Larsen, Mr. Dyett and Ms. Morrissey, with Mr. Dyett serving as chair. All members of our audit committee meet the requirements for financial literacy under the applicable rules and regulations of the SEC and Nasdaq. Our board of directors has affirmatively determined that Mr. Larsen, Mr. Dyett and Ms. Morrissey meet the definition of “independent director” under Rule 10A-3 of the Exchange Act and the Nasdaq rules for purposes of serving on the audit committee. In addition, our board of directors has determined that Mr. Dyett qualifies as an “audit committee financial expert,” as such term is defined in Item 407(d)(5) of Regulation S-K and has the requisite accounting or related financial management expertise and financial sophistication under the applicable rules and regulations of Nasdaq. The audit committee held 5 committee meetings during the fiscal year ended December 31, 2022.
Compensation Committee
Our compensation committee oversees our compensation policies, plans and benefits programs. Our compensation committee is responsible for, among other things:
•
reviewing and approving corporate goals and objectives with respect to the compensation of our Chief Executive Officer, evaluating our Chief Executive Officer's performance in light of these goals and objectives and setting compensation;

•	reviewing and setting or making recommendations to our board of directors regarding the compensation of our other executive officers;
•	reviewing and making recommendations to our board of directors regarding director compensation;
•	reviewing and approving or making recommendations to our board of directors regarding our incentive compensation and equity-based plans and arrangements; and
•	appointing and overseeing any compensation consultants.
Our compensation committee consists of Mr. Larsen, Mr. Adams and Ms. Perrow, with Mr. Larsen serving as chair.
Our board of directors has determined that Mr. Larsen, Mr. Adams and Ms. Perrow meet the definition of “independent director” under the applicable Nasdaq rules for purposes of serving on the compensation committee, are “outside directors” as defined in Rule 162(m) of the Internal Revenue Code, or the Code, and “non-employee directors” as defined in Section 16b-3 of the Exchange Act. The compensation committee held 4 committee meetings during the fiscal year ended December 31, 2022.
Nominating and Corporate Governance Committee
Our nominating and corporate governance committee oversees and assists our board of directors in reviewing and recommending nominees for election as directors. Our nominating and corporate governance committee is responsible for, among other things:
•	identifying individuals qualified to become members of our board of directors, consistent with criteria approved by our board of directors;
•	recommending to our board of directors the nominees for election to our board of directors at annual meetings of our stockholders;
•	overseeing the annual self-evaluations of our board of directors and management; and
•	developing and recommending to our board of directors a set of corporate governance guidelines and principles.
Our nominating and corporate governance committee consists of Mr. Larsen, Mr. Dyett and Ms. Morrissey, with Mr. Larsen serving as chair. Our board has determined that Mr. Larsen, Mr. Dyett and Ms. Morrissey meet the definition of “independent director” under applicable Nasdaq rules for purposes of serving on the nominating and corporate governance committee. The nominating and corporate governance committee held 3 committee meetings during the fiscal year ended December 31, 2022.

Compensation Committee Interlocks and Insider Participation
None of the members of our compensation committee is an officer or one of our employees. None of our executive officers currently serves, or in the past three years has served, as a member of the board of directors or compensation committee (or other board committee performing equivalent functions or, in the absence of any such committee, the entire board of directors) of any entity that has one or more executive officers serving on our board of directors or compensation committee.
Compensation Committee Report
Our compensation committee has reviewed and discussed the Executive Compensation information contained in this proxy statement with management. Based on our compensation committee’s review and discussions with management, our compensation committee recommended to our board of directors that the compensation information be included in this proxy statement.
This report is submitted by the members of the compensation committee of the Board of Directors:
Submitted by the Compensation Committee
Charles Larsen
Wendy Perrow
John Adams, Jr.
Insider Trading Policy; Employee, Officer and Director Hedging
Our executive officers, employees, and directors are subject to our insider trading policy. Femasys does not have a standalone anti-hedging policy.
Board and Committee Meetings and Attendance
Our board of directors and its committees meet regularly throughout the year, and also hold special meetings and act by written consent from time to time. During 2022, each member of our board of directors attended at least 75% of the aggregate of all meetings of our board of directors and of all meetings of committees of our board of directors on which such member served that were held during the period in which such director served. The board of directors held 6 board meetings during the fiscal year ended December 31, 2022.
Board Attendance at Annual Meeting of Stockholders
Our policy is to invite and encourage each member of our board of directors to be present at our annual meetings of stockholders. All of the members of our board of directors were present at our 2022 annual meeting of stockholders.
Communication with Directors
Stockholders and interested parties who wish to communicate with our board of directors, non-management members of our board of directors as a group, a committee of our board of directors or a specific member of our board of directors (including our Chairman and independent directors) may do so by letters addressed to the attention of our Corporate Secretary.
All communications are reviewed by the Corporate Secretary and provided to the members of our board of directors as appropriate. Unsolicited items, sales materials, abusive, threatening or otherwise inappropriate materials and other routine items and items unrelated to the duties and responsibilities of our board of directors will not be provided to directors.
The address for these communications is:
Femasys Inc.
3950 Johns Creek Court, Suite 100
Suwanee, Georgia 30024
Attn: Corporate Secretary
Code of Business Conduct and Ethics
We have adopted a written code of business conduct and ethics that applies to our directors, officers and employees, including our principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. A current copy of the code is posted on the investor section of our website, which is located at https://ir.femasys.com/governance/governance-documents/. We intend to satisfy the disclosure requirement under Item 5.05 of Form 8-K regarding amendment to, or waiver from, a provision of our Code of Business Conduct and Ethics by posting such information on our website at the location specified above.

NOMINATIONS PROCESS AND DIRECTOR QUALIFICATIONS
Nomination to the Board of Directors
Candidates for nomination to our board of directors are selected by our board of directors based on the recommendation of our nominating and corporate governance committee in accordance with its charter, our amended and restated certificate of incorporation and amended and restated bylaws, our Corporate Governance Guidelines and the criteria approved by our board of directors regarding director candidate qualifications. In recommending candidates for nomination, our nominating and corporate governance committee considers candidates recommended by directors, officers, employees, stockholders and others, using the same criteria to evaluate all candidates.
Additional information regarding the process for properly submitting stockholder nominations for candidates for nomination to our board of directors is set forth below under “Requirements for Stockholder Proposals to be considered for inclusion in our proxy materials for our 2024 Annual Meeting” and “Requirements for Stockholder Proposals to be presented at our 2024 Annual Meeting.”
Director Qualifications
With the goal of developing a diverse, experienced and highly qualified board of directors, our nominating and corporate governance committee is responsible for developing and recommending to our board of directors the desired qualifications, expertise and characteristics of members of our board of directors, including any specific minimum qualifications that the committee believes must be met by a committee-recommended nominee for membership on our board of directors and any specific qualities or skills that the committee believes are necessary for one or more of the members of our board of directors to possess.
Because the identification, evaluation and selection of qualified directors is a complex and subjective process that requires consideration of many intangible factors, and will be significantly influenced by the particular needs of our board of directors from time to time, our board of directors has not adopted a specific set of minimum qualifications, qualities or skills that are necessary for a nominee to possess, other than those that are necessary to meet U.S. legal, regulatory and Nasdaq listing requirements and the provisions of our amended and restated certificate of incorporation and amended and restated bylaws, our Corporate Governance Guidelines and the charters of the committees of our board of directors. When considering nominees, our nominating and corporate governance committee may take into consideration many factors including, among other things, a candidate’s independence, integrity, diversity, skills, financial and other expertise, breadth of experience, knowledge about our business or industry and ability to devote adequate time and effort to responsibilities of our board of directors in the context of its existing composition. The brief biographical description of each director set forth in “Proposal One: Election of Directors” below includes the primary individual experience, qualifications, attributes and skills of each of our directors that led to the conclusion that each director should serve as a member of our board of directors at this time.

PROPOSAL ONE: ELECTION OF DIRECTORS
Our board of directors currently consists of seven directors and is divided into three classes, with staggered three-year terms, pursuant to our amended and restated certificate of incorporation and our amended and restated bylaws. Directors in Class II will stand for election at the Annual Meeting. The terms of office of directors in Class III and Class I expire at our Annual Meetings of Stockholders to be held in 2024 and 2025, respectively. At the recommendation of our nominating and corporate governance committee, our board of directors proposes that each of the three Class II nominees named below be elected as a Class II director for a three-year term expiring at our 2026 Annual Meeting of Stockholders or until such director’s successor is duly elected and qualified or until such director’s earlier death, resignation, disqualification or removal.
Shares represented by proxies will be voted “FOR” the election of each of the three nominees named below, unless the proxy is marked to withhold authority to so vote. If any nominee for any reason is unable to serve or for good cause will not serve, the proxies may be voted for such substitute nominee as the proxy holder might determine. Each nominee has consented to being named in this Proxy Statement and to serve if elected. Proxies may not be voted for more than three directors. Stockholders may not cumulate votes for the election of directors.
Nominees to Our Board of Directors
The nominees and their ages, occupations and lengths of service on our board of directors as of April 11, 2023 are provided in the table below and in the additional biographical descriptions set forth in the text below the table.
Name	Age	Position	Director Since
Charles Larsen(1)(2)(3)(4)(5)(6)	71	Director and Director Nominee	October 2015
Anne Morrissey(1)(3)	56	Director and Director Nominee	May 2021
Wendy Perrow(2)	65	Director and Director Nominee	January 2022
(1)	Member of our audit committee.
(2)	Member of our compensation committee.
(3)	Member of our nominating and corporate governance committee.
(4)	Chairperson of our compensation committee.
(5)	Chairperson of our nominating and corporate governance committee.
(6)	Chairperson of the Board.
Charles Larsen has served as a member of our Board since October 2015 and as Chairman of our Board since 2021. Mr. Larsen has over 35 years of operating and technical experience in the medical device industry. He co-founded Novoste Corporation in 1992 and The Innovation Factory in 1999 and through his role at The Innovation Factory, he co-founded additional companies, including medical device companies such as Acufocus, Inc., AqueSys Inc., Halscion, Inc., Neuronetics, Inc. and Sebacia, Inc. He holds over 30 issued U.S. and international patents on medical devices. Before joining Novoste, Mr. Larsen held positions with Novoste Puerto Rico, Cordis Corporation, Key Pharmaceuticals and Parke-Davis/Warner Lambert in executive, senior engineering and project management roles. Mr. Larsen also serves on the board of directors of Acufocus, CardioFocus, Intuity Medical Inc., and Torax Medical, Inc, each specialty medical or medical device companies. Mr. Larsen is a graduate of the New Jersey Institute of Technology with a B.S. in Mechanical Engineering.
Our board of directors believes that Mr. Larsen is qualified to serve on our board of directors due to his expertise in medical device companies and technology.
Anne Morrissey has served as a member of our board of directors since May 2021. She serves as the President and Chief Executive Officer of May Health (formerly AblaCare), a medical technology company. Ms. Morrissey served as President and Chief Executive Officer of Alydia Health from 2016 to 2020, and thereafter as an advisor until it was acquired by Merck in March 2021. She co-founded Vivant Medical in 1998, where she served as Director of Business Development until 2000, and founded Ucan Products in 2011, where she served as CEO until 2016. Previously, she also served as Marketing Manager at General Surgical Innovations, subsequently acquired by Tyco. She also held positions with Mentor Worldwide, LLC, a Johnson & Johnson Company, and Kimberly Clark in sales roles. She holds several patents on medical devices and advises several medical device companies, including Raydiant Oximetry. Ms. Morrissey is a graduate of Willamette University with a BA in History.

Our board of directors believes that Ms. Morrissey is qualified to serve on our board of directors due to her extensive experience in the life sciences creating new businesses and establishing strategic direction, as well as her leadership experience.
Wendy Perrow has served as a member of our board of directors since January 2022. She serves as a Senior Advisor at Princeton Capital Advisors, a global independent advisory firm, and she is a member of the board of advisors for the Maryland Momentum Fund. Previously, she served as Chief Executive Officer and Board Member of AsclepiX Therapeutics, Inc. from 2016 to 2020. She was the Vice President of Marketing and then Chief Executive Officer of Alba Therapeutics, Inc. from 2008 to 2016. Previously, she served as Vice President, Marketing & Sales for Sigma-Tau Pharmaceuticals focusing on rare and orphan disease products. She also held positions with Merck & Co. in U.S. and global marketing, where she led U.S. and global launches/initiatives for Zocor®, Varivax®, Cozaar®, and Hyzaar®. Ms. Perrow began her career in a division of the Johnson & Johnson Company. Ms. Perrow also serves as member of the Maryland Life Sciences Advisory Board, the Maryland TEDCO review board of the Maryland Innovation Initiative, and Women in Bio. Ms. Perrow is a graduate of Duke University, The Fuqua School of Business with an MBA and Eastern Illinois University with a BS in Education.
Our board of directors believes that Ms. Perrow is qualified to serve on our board of directors due to her extensive experience as a biotechnology entrepreneur and leader for innovative biotech and pharmaceutical ventures, as well as her leadership experience in expediting growth, profitability and fundraising.
Continuing Directors
The directors who are serving for terms that end following the Annual Meeting and their ages, occupations and lengths of service on our board of directors as of April 26, 2023 are provided in the table below and in the additional biographical descriptions set forth in the text below the table.
Name	Age	Position	Director Since
Class III Directors:
Kathy Lee-Sepsick	55	Founder, President, Chief Executive Officer and Director	February 2004
John Dyett(1) (3) (4)	53	Director	January 2017

Class I Directors:
John Adams, Jr.(2)	61	Director	April 2015
Edward Uzialko, Jr.	72	Director	August 2005
(1)	Member of our audit committee.
(2)	Member of our compensation committee.
(3)	Member of our nominating and corporate governance committee.
(4)	Chairperson of our audit committee.
Kathy Lee-Sepsick, our founder, has served as our President and Chief Executive Officer since 2004 and as our Chairman from 2004 to 2021. Ms. Lee-Sepsick has served as a senior executive in the medical technologies industry for nearly three decades, compiling a successful track record in growing emerging companies and corporate operating divisions. She holds over 100 patents globally for Femasys products and product candidates. Ms. Lee-Sepsick was instrumental in the various stages of product and company life cycles with strategic, operational, and executive responsibilities, at start-ups Novoste Corporation, developer of intravascular therapy solution and SaluMedica, biomaterial developer of artificial cartilage. At the onset of her career, Ms. Lee-Sepsick served in a product management role at Terumo Medical Corporation, where she was integral in the management of strategic partner, Boston Scientific Corporation. Ms. Lee-Sepsick also serves on the Board of Directors of Georgia Bio. Ms. Lee-Sepsick is a graduate of Rutgers University with an MBA and a BS in Biochemistry.
Our board of directors believes that Ms. Lee-Sepsick is qualified to serve on our board of directors because of the perspective and experience she brings as our founder, President and Chief Executive Officer and her background in the life sciences industry.
John Dyett has served as a member of our board of directors since January 2017. Mr. Dyett has served as the Co-CEO of Salem Partners, LLC since 1997 and Salem Partners Wealth Management, LLC since 2004. Mr. Dyett helped raise several rounds of venture capital for Adams Respiratory Therapeutics, Inc. which was purchased for $2.3 billion by Reckitt Benckiser in 2008. Mr. Dyett helped launch ZS Pharma, Inc., a specialty pharmaceutical company. ZS Pharma, Inc. completed a successful initial public offering in June 2014 and was subsequently purchased by AstraZeneca for $2.7 billion. Mr. Dyett serves on the investment committee of Salem Partners Wealth Management. Mr. Dyett was also a banker with Gerard Klauer Mattison & Co., Inc. and Needham and Co., Inc. Mr. Dyett previously served on the board of directors of Sierra Total Return Fund from 2016 to 2020. Mr. Dyett also serves on the board of directors of Medley Management and OncoNano Medicine. Mr. Dyett is a graduate of Harvard College with BA in Government and Economics.
Our board of directors believes that Mr. Dyett is qualified to serve on our board of directors due to his experience as a biopharmaceutical and medical device private and public company investor.
John Adams, Jr. has served as a member of our board of directors since April 2015. Mr. Adams has served as Chief Executive Officer of Adams Respiratory Therapeutics Inc. and served as its President from 2003 to 2008. Adams Respiratory developed Mucinex and was subsequently acquired by Reckitt Benckiser for $2.3 billion. Mr. Adams founded and has managed Legacy Capital Partners, LLC, an investment management and private equity firm focused on healthcare technology and pharmaceutical development, since 2009. Mr. Adams is a graduate of Austin College in Sherman, Texas with a BA in Business.
Our board of directors believes that Mr. Adams is qualified to serve on our board of directors due to his extensive experience in the life sciences as well as his business and leadership experience.
Edward Uzialko, Jr. has served as a member of our board of directors since August 2005. Mr. Uzialko was the founder and Chief Executive Officer of Lynk Systems, Inc. from 1991 until it was acquired by Royal Bank of Scotland in 2004. Lynk provided electronic payment, cash dispensing and e-commerce services. Lynk was a full service Value Added Reseller offering ongoing support for hardware, software, and project development for Hewlett Packard, Motorola, Microsoft and various other technological products. Mr. Uzialko has also served as the owner and Chief Executive Officer of Mainstream Merchant Services, a credit card processing firm, since 2007. Mr. Uzialko attended the Florida Institute of Technology from 1969 to 1973.
Our board of directors believes that Mr. Uzialko is qualified to serve on our board due to his experience in the fields of finance and technology.
Family Relationships
There are no family relationships among any of our directors or executive officers.
Director Compensation
Director Compensation Table
The following table provides information concerning compensation awarded to, earned by and paid to each person who served as a non-employee member of our board of directors during the fiscal year ended December 31, 2022. Ms. Lee-Sepsick is not included in the table below, as she is employed as our Chief Executive Officer and receives no compensation for her service as a director. The compensation received by Ms. Lee-Sepsick as an employee is shown in “Executive Compensation-Summary Compensation Table” below.
Name	Fees Earned or Paid in Cash ($)	Awards(1) ($)	All Other Compensation ($)	Total ($)
John Adams, Jr.	46,000	10,454	—	56,454
John Dyett	80,000	10,454	—	90,454
Charles Larsen	78,736	10,454	—	89,190
Anne Morrissey	53,758	10,454	—	64,212
Wendy Perrow(2)	43,775	52,805	—	96,580
Edward Uzialko	40,290	10,454	—	50,744
William Witte(3)	2,177	—	—	2,177
(1)
The values shown reflect the grant date fair value of the non-employee director stock option awards computed in accordance with FASB ASC, Topic 718. See Note 9 to the Annual Report on Form 10-K for the year ended December 31, 2022, filed with the SEC on March 30, 2023, for a discussion on the relevant assumptions used in the calculation.

(2)	Ms. Perrow joined our board of directors in January 2022.
(3)	Mr. Witte is a former director who transitioned off of our board of directors in January 2022.

Non-Employee Director Compensation Arrangements
Our non-employee director compensation policy consists of annual retainer fees and long-term equity awards.
Under the policy, each director who is not an employee will be paid cash compensation as set forth below:
Annual Retainer
Board of Directors:
Members	$40,000
Additional retainer for non-executive chair, if any	$35,000
Audit Committee:
Members (other than chair)	$9,000
Retainer for chair	$20,000
Compensation Committee:
Members (other than chair)	$6,000
Retainer for chair	$15,000
Nominating and Corporate Governance Committee:
Members (other than chair)	$5,000
Retainer for chair	$10,000
The board of directors may, in its discretion, permit a non-employee director to elect to receive any portion of the annual cash retainer in the form of fully vested and unrestricted shares of common stock in lieu of cash.
Also, pursuant to this policy, on the date of any annual meeting of our stockholders, we intend to grant each eligible non-employee director an award of an option to purchase 8,500 shares of our common stock (at a per-share exercise price equal to the closing price per share of the common stock on the date of such annual meeting (or on the last preceding trading day)). The terms of each such award will be set forth in a written award agreement between each non-employee director and us, which will generally provide for vesting after one year of continued service as a director. Each such award will vest in full immediately prior to the occurrence of a Change in Control (as defined in the Femasys Inc. 2021 Equity Incentive Plan, or the 2021 Plan).
Also, pursuant to this policy, we intend to grant any eligible new non-employee director who joins the board an award of an option to purchase 17,000 shares of our common stock (at a per-share exercise price equal to the closing price per share of the common stock on the date of such director’s election or appointment (or on the last preceding trading day)). The terms of each such award will be set forth in a written award agreement between the non-employee director and us, which will generally provide for vesting in three equal installments following the date of grant (such that such award will vest in full on the third anniversary of the date of grant subject to continued service). Each such award will vest in full immediately prior to the occurrence of a Change in Control.
All cash and equity awards granted under the non-employee director compensation policy will be granted under, and subject to the limits of, the 2021 Plan.
We also reimburse all reasonable out-of-pocket expenses incurred by non-employee directors in attending meetings of the board of directors and committees thereof.
OUR BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR ALL” NOMINEES FOR THE ELECTION OF THE THREE CLASS II DIRECTORS SET FORTH IN THIS PROPOSAL ONE.

PROPOSAL TWO: APPROVAL OF AN AMENDMENT TO FEMASYS’ CERTIFICATE OF
INCORPORATION TO PROVIDE FOR THE EXCULPATION OF OFFICERS AS PERMITTED BY
THE DELAWARE GENERAL CORPORATION LAW
Our Certificate of Incorporation currently provides for Femasys to limit the monetary liability of directors in certain circumstances pursuant to and consistent with Section 102(b)(7) of the Delaware General Corporation Law (“DGCL”). Effective August 1, 2022, Section 102(b)(7) of the DGCL was amended to permit a corporation’s certificate of incorporation to include a provision eliminating or limiting monetary liability for certain senior corporate officers for breach of the duty of care, subject to certain exceptions. The board has determined that it is advisable and in the best interests of Femasys to approve an amendment (the “Proposed Amendment”) to our Certificate of Incorporation to provide for exculpation of our officers as now permitted by the DGCL, and has directed that the Proposed Amendment be submitted for adoption and approval by the stockholders at the Annual Meeting. The full text of the Proposed Amendment is set forth in Appendix A to this Proxy Statement.
Summary of Principal Changes
If this proposal is adopted, Article VII of our Certificate of Incorporation will be amended to add officers to the exculpation provision and provide officers with similar protections to those currently afforded members of the board, subject to the additional limitations of the DGCL. The board believes that the Proposed Amendment is necessary in order to continue to attract and retain experienced and qualified officers.
As amended, effective August 1, 2022, Section 102(b)(7) of the DGCL provides that only certain officers may be entitled to exculpation; namely: (i) a corporation’s president, chief executive officer, chief operating officer, chief financial officer, chief legal officer, controller, treasurer or chief accounting officer; (ii) an individual identified in public filings as one of the most highly compensated officers of Femasys; and (iii) an individual who, by written agreement with Femasys, has consented to be identified as an officer for purposes of Delaware’s long-arm jurisdiction statute.
Similar to the existing exculpation provided members of the board under Femasys’ current Certificate of Incorporation, the Proposed Amendment would not limit the liability of officers for any breach of the duty of loyalty to the corporation or its stockholders, any acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of the law, or any transaction from which the officer derived an improper personal benefit. Furthermore, pursuant to Section 102(b)(7) of the DGCL, the Proposed Amendment would allow for the exculpation of the officers specified above only in connection with direct claims brought by stockholders, including class actions, but would not eliminate such officers’ monetary liability for breach of fiduciary duty claims brought by the corporation itself or for derivative claims brought by stockholders in the name of the corporation.
This description of the Proposed Amendment is only a summary of those amendments and is qualified in its entirety by reference to, and should be read in conjunction with, the full text of Article VII of our Certificate of Incorporation a copy of which is attached to this proxy statement as Appendix A. Other than the amendment of the existing Article VII by the Proposed Amendment, the remainder of the Certificate of Incorporation will remain unchanged. If the Proposed Amendment is approved by the stockholders, the Proposed Amendment will become effective upon filing of the Certificate of Amendment of Certificate of Incorporation with the Delaware Secretary of State, which Femasys intends to file promptly following the Annual Meeting if the requisite votes are obtained.
Vote Required and Recommendation of the Board of Directors
The approval of Proposal 2 requires the affirmative sixty-six and two thirds (66 2/3rds) of the outstanding shares of our common stock. Broker non-votes and abstentions will have the effect of votes against the proposal.
OUR BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” APPROVAL OF PROPOSAL TWO.

PROPOSAL THREE: RATIFICATION OF APPOINTMENT OF
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Our audit committee has selected KPMG LLP as our independent registered public accounting firm to perform the audit of our financial statements for the fiscal year ending December 31, 2023 and recommends that our stockholders vote for the ratification of such selection. The ratification of the selection of KPMG LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2023 requires the affirmative vote of a majority of the number of votes cast “FOR” and “AGAINST” the proposal. In the event that KPMG LLP is not ratified by our stockholders, the audit committee will review its future selection of KPMG LLP as our independent registered public accounting firm.
KPMG LLP audited our financial statements for the fiscal year ended December 31, 2022 and their engagement for the fiscal year ended December 31, 2023 is being recommended by the board of directors to the shareholders for ratification. Representatives of KPMG LLP are expected to be present at the Annual Meeting and they will be given an opportunity to make a statement at the Annual Meeting if they desire to do so and will be available to respond to appropriate questions.
Independent Registered Public Accounting Firm Fees and Services
We regularly review the services and fees from our independent registered public accounting firm. These services and fees are also reviewed with our audit committee annually. The following table provides information regarding the fees billed for professional services rendered by KPMG LLP, our independent registered public accounting firm, for the fiscal years ended December 31, 2022 and 2021:
	Year Ended December 31,
	2022	2021
Audit fees(1)	$411,266	$673,942
Tax fees(2)	34,600	43,000
Total fees	$445,866	$716,942
(1)
Consists of services rendered in connection with the audit of our financial statements, including audited financial statements included in our Form 10-K filing and presented in our Registration Statement on Form S-1, review of the interim financial statements and services normally provided in connection with regulatory filings. Included in Audit fees is an aggregate of $386,208 of services rendered in connection with our initial public offering, which closed in June 2021.

(2)	Consists of fees billed for professional services in connection with the preparation of our tax returns, including the services for our research and development tax credit analysis.
Policy on Audit Committee Pre-Approval of Audit and Permissible Non-Audit Services of Independent Registered Public Accounting Firm
Our audit committee’s policy is to pre-approve all audit and permissible non-audit services provided by our independent registered public accounting firm, the scope of services provided by our independent registered public accounting firm and the fees for the services to be performed. These services may include audit services, audit-related services, tax services and other services. Pre-approval is detailed as to the particular service or category of services and is generally subject to a specific budget. Our independent registered public accounting firm and management are required to periodically report to the audit committee regarding the extent of services provided by our independent registered public accounting firm in accordance with this pre-approval, and the fees for the services performed to date.
All of the services relating to the fees described in the table above for 2022 were approved by our audit committee.
OUR BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” APPROVAL OF PROPOSAL THREE.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
The following table sets forth information with respect to the beneficial ownership of our common stock, as of April 17, 2023 by:
•	each person or group of affiliated persons known by us to beneficially own more than 5% of our common stock;
•	each of our named executive officers;
•	each of our directors; and
•	all of our executive officers and directors as a group.
The number of shares beneficially owned by each stockholder is determined under rules issued by the SEC. Under these rules, a person is deemed to be a “beneficial” owner of a security if that person has or shares voting power or investment power, which includes the power to dispose of or to direct the disposition of such security. Except as indicated in the footnotes below, we believe, based on the information furnished to us, that the individuals and entities named in the table below have sole voting and investment power with respect to all shares of common stock beneficially owned by them, subject to any applicable community property laws.
Percentage ownership of our common stock is based on 11,872,573 shares of our common stock outstanding on April 17, 2023. Unless noted otherwise, the address of all listed stockholders is 3950 Johns Creek Court, Suite 100, Suwanee, Georgia 30024.
	Number of Shares Beneficially Owned (#)	Percentage of Shares Beneficially Owned (%)
Named executive officers and directors:
Kathy Lee-Sepsick(1)	576,392	4.76%
Daniel Currie(2)	132,133	1.11%
Dov Elefant(3)	25,000	*
John Adams, Jr.(4)	248,438	2.09%
John Dyett(5)	301,344	2.54%
Charles Larsen(6)	39,976	*
Anne Morrissey(7)	8,500	*
Edward Uzialko, Jr.(8)	1,225,906	10.32%
Wendy Perrow(9)	14,167	*
All executive officers and directors as a group (10 individuals)	2,571,856	21.04%
*	Less than 1%.
(1)
Consists of 277,778 shares owned, 72,223 shares held by the Lee-Sepsick Family Trust, and 226,391 shares issuable upon exercise of outstanding stock options that are exercisable withing 60 days of April 17, 2023, of which all are vested as of such date.

(2)
Consists of 66,667 shares owned, 22,223 shares held by the Currie Family Trust, 742 shares held by Mr. Currie’s spouse, and 42,501 shares issuable upon exercise of outstanding stock options that are exercisable withing 60 days of April 17, 2023, of which all are vested as of such date.

(3)	Consists of 25,000 shares issuable upon exercise of outstanding stock options that are exercisable withing 60 days of April 17, 2023, of which all are vested as of such date.
(4)	Consists of 239,938 shares owned and 8,500 shares issuable upon exercise of outstanding stock options that are exercisable withing 60 days of April 17, 2023, of which all are vested as of such date.
(5)
Consists of 290,344 shares of common stock held by The Dyett Family Trust, of which John Dyett is the Trustee, 2,500 shares held by IRA and 8,500 shares issuable upon exercise of outstanding stock options that are exercisable withing 60 days of April 17, 2023, of which all are vested as of such date.

(6)	Consists of 31,476 shares owned and 8,500 shares issuable upon exercise of outstanding stock options that are exercisable withing 60 days of April 17, 2023, of which all are vested as of such date.
(7)	Consists of 8,500 shares issuable upon exercise of outstanding stock options that are exercisable withing 60 days of April 17, 2023, of which all are vested as of such date.
(8)
Consists of 1,187,231 shares owned, 30,175 shares owned by Mr. Uzialko’s spouse and 8,500 shares issuable upon exercise of outstanding stock options that are exercisable withing 60 days of April 17, 2023, of which all are vested as of such date.

(9)	Consists of 14,167 shares issuable upon exercise of outstanding stock options that are exercisable withing 60 days of April 17, 2023, of which all are vested as of such date.

EXECUTIVE OFFICERS
Our executive officers and their ages as of April 26, 2023 and positions with Femasys are provided in the table below and in the additional biographical descriptions set forth in the text below the table.
Name	Age	Position
Kathy Lee-Sepsick	55	Founder, President and Chief Executive Officer
Dov Elefant	55	Chief Financial Officer
Edward Evantash	60	Chief Medical Officer
Daniel Currie	59	Senior Vice President, Operations
Christine Thomas	50	Senior Vice President, Regulatory and Clinical Affairs
Our board of directors chooses our executive officers, who then serve at the discretion of our board of directors.
Kathy Lee-Sepsick. For a brief biography of Ms. Lee-Sepsick, please see “Proposal One: Election of Directors-Continuing Directors.”
Dov Elefant has served as our Chief Financial Officer since February 2022. Mr. Elefant served as the vice president and CFO of Cellectar Biosciences, a late-stage clinical biopharmaceutical company focused on the discovery, development and commercialization of targeted cancer drugs, from September 2019 to February 2022. He served as Chief Financial Officer at Akari Therapeutics, Plc from January 2012 to September 2019. Prior to his role at Akari Therapeutics, Plc, he was Chief Financial Officer at Althera Medical Ltd. Mr. Elefant holds a B.S. in Accounting from the Sy Syms School of Business at Yeshiva University.
Edward Evantash has served as our Chief Medical Officer since 2021. Dr. Evantash has over 20 years of leadership experience in medical affairs, including clinical study strategy and execution while serving as Medical Director at Hologic Inc. from 2009 to March 2020 and Chief Medical Officer at Alydia Health from March 2020 to August 2020. Dr. Evantash has been Co-Founder and Partner at BEspoke Medical Affairs Solutions since August 2020. Dr. Evantash developed and managed product lifecycle publication pipelines, identified customer knowledge gaps, created programs to overcome barriers to commercial success, and created strategies in alignment with healthcare economics. Before entering industry, Dr. Evantash served as chief of the division of general obstetrics and gynecology at Tufts Medical Center. In addition, he held faculty appointments at Tufts University School of Medicine, Northeastern University and Harvard Medical School. Dr. Evantash holds a BA in biology from Brandeis University and a MD from the University of Pennsylvania School of Medicine.
Daniel Currie has served as our Senior Vice President, Operations since 2009 and previously as our Vice President, Operations since 2004. Mr. Currie has over 30 years of operational experience in the medical device industry, including assignments at early stage and large established companies. He worked closely with research and development teams, implemented and managed quality systems, spearheaded compliance and complaint handling systems at CIBA Vision Corporation. As head of Quality at Novoste Corporation, he oversaw and was directly involved in design and manufacturing controls, quality auditing (including FDA), evaluating and managing subcontractor operations, managing validation systems and performing product evaluations and testing. In addition, Mr. Currie was responsible for evaluating facilities outside the United States capable of manufacturing class III medical devices. Once the site was selected, Mr. Currie co-managed a team to establish full manufacturing operations. Mr. Currie is a graduate of Georgia Southern University with a BBA in Economics.
Christine Thomas has served as our Senior Vice President, Regulatory and Clinical Affairs since October 2022. Ms. Thomas has over 20 years of successful leadership in regulatory and clinical affairs, including global strategy development, operations, and executive responsibility for medical device companies, such as GE Healthcare, Boston Scientific, Smiths Medical, and RTI Surgical, as well as providing FDA focused consultant expertise with IQVIA a large clinical research organization. Ms. Thomas has served as vice president of regulatory, quality, design assurance, clinical and compliance over her career. Ms. Thomas has been the regulatory, clinical, and quality lead on multiple M&A opportunities for both divestiture of product lines and acquisitions for several companies. Ms. Thomas holds a BS in Education from University of Wisconsin – Whitewater and is currently in the Johns Hopkins Master of Science program.

EXECUTIVE COMPENSATION
Our named executive officers for 2022, which consist of our principal executive officer and the next two most highly compensated executive officers, are:
Kathy Lee-Sepsick, our founder, President and Chief Executive Officer;
Daniel Currie, our Senior Vice President, Operations; and
Dov Elefant, our Chief Financial Officer.
Summary Compensation Table
The following table provides information concerning compensation awarded to, earned by and paid to each of our named executive officers during 2022:
Name and Principal Position	Year	Salary ($)	Awards(1) ($)	All other compensation ($)(3)	Total ($)
Kathy Lee-Sepsick President and Chief Executive Officer	2022 2021	423,296 540,000(2)	205,403 —	30,280 26,715	658,979 566,715
Daniel Currie Senior Vice President, Operations	2022 2021	322,273 384,750(2)	153,133 —	30,280 26,715	505,686 411,465
Dov Elefant(4) Chief Financial Officer	2022	335,185	245,855	20,535	601,575
(1)
The values shown reflect the grant date fair value of the stock option awards computed in accordance with FASB ASC, Topic 718. See Note 9 to the Annual Report on Form 10-K for the year ended December 31, 2022, filed with the SEC on March 30, 2023, for a discussion on the relevant assumptions used in the calculation.

(2)	Includes salaries paid in connection with retention plan in place effective November 1, 2019.
(3)	Consists of paid family health benefits and 401K match for 2022.
(4)	Mr. Elefant was employed as of February 28, 2022.
Executive Employment Arrangements
We have entered into employment agreements with each of our named executive officers, as further described below. Each of our named executive officers’ employment is “at-will” and may be terminated at any time.
Ms. Lee-Sepsick. We entered into an amended and restated employment agreement with Ms. Lee-Sepsick, dated June 1, 2021, or the Lee-Sepsick Employment Agreement, providing for her position as President and Chief Executive Officer. Ms. Lee-Sepsick’s base salary in 2021 was $425,000. The Lee-Sepsick Employment Agreement provides for an indefinite term and is terminable for just cause by us and at will by Ms. Lee-Sepsick, provided Ms. Lee-Sepsick is required to provide thirty days’ advance written notice to us in the event she voluntarily terminates the Lee-Sepsick Employment Agreement. The Lee-Sepsick Employment Agreement provides for Ms. Lee-Sepsick's eligibility to receive discretionary, performance-based annual bonuses. The Lee-Sepsick Employment Agreement contains non-competition and employee non-solicitation covenants that apply through one year following termination of employment. The Lee-Sepsick Employment Agreement also provides for severance equal to (i) in the event of a severance-eligible termination of employment that occurs on or within the twelve-month period following a Change of Control (as defined in the Lee-Sepsick Employment Agreement), (A) the sum of (x) 24 months of her then current base salary and (y) two times her annual target bonus, (B) subsidized COBRA premiums for 24 months following her termination of employment and (C) acceleration in full of the vesting of his outstanding equity awards that are granted by us, and (ii) in the event of a severance-eligible termination of employment that does not occur on or within the twelve-month period following a Change of Control, (A) the sum of (x) twelve months of her then current base salary and (y) a prorated portion of her annual bonus, and (B) subsidized COBRA premiums for twelve months following her termination of employment.
Daniel Currie. We entered into an amended and restated employment agreement with Mr. Currie, dated June 1, 2021, providing for his position as Senior Vice President – Operations. Mr. Currie’s base salary in 2022 was $325,000. Mr. Currie’s employment agreement provides for severance equal to (i) in the event of a severance-eligible termination of employment that occurs on or within the twelve-month period following a Change of Control, (A) the sum of (x) twelve months of his then current base salary and (y) annual target bonus or commission amount, (B) subsidized COBRA premiums for twelve months following his termination of employment and (C) acceleration in full of the vesting of any outstanding equity awards that are granted by us on or following the date of effectiveness of the registration statement of which this prospectus forms a part, and (ii) in the event of a severance-eligible termination of employment that does not occur on or within the twelve-month period following a Change of Control, (A) the sum of (x) nine months of his then current base salary and (y) a prorated portion of his annual target bonus or commission amount, and (B) subsidized COBRA premiums for nine months following his termination of employment.
Dov Elefant. We entered into an employment agreement with Mr. Elefant, dated February 28, 2022, providing for his position as Chief Financial Officer. Mr. Elefant’s base salary in 2022 was $400,000. Mr. Elefant’s employment agreement provides for severance equal to (i) in the event of a severance-eligible termination of employment that occurs on or within the twelve-month period following a Change of Control, (A) the sum of (x) eighteen months of his then current base salary and (y) annual target bonus or commission amount, (B) subsidized COBRA premiums for eighteen months following his termination of employment and (C) acceleration in full of the vesting of any outstanding equity awards that are granted by us on or following the date of effectiveness of the registration statement of which this prospectus forms a part, and (ii) in the event of a severance-eligible termination of employment that does not occur on or within the twelve-month period following a Change of Control, (A) the sum of (x) twelve months of his then current base salary and (y) a prorated portion of his annual target bonus or commission amount, and (B) subsidized COBRA premiums for twelve months following his termination of employment.
Retirement Plans
We currently maintain a 401(k) retirement savings plan for our employees, including our named executive officers, who satisfy certain eligibility requirements. We expect that our named executive officers will be eligible to participate in the 401(k) plan on the same terms as other full-time employees. The Code allows eligible employees to defer a portion of their compensation, within prescribed limits, on a pre-tax basis through contributions to the 401(k) plan. We believe that providing a vehicle for tax-deferred retirement savings though our 401(k) plan adds to the overall desirability of our executive compensation package and further incentivizes our employees, including our named executive officers, in accordance with our compensation policies.

Employee Benefits and Perquisites
All of our full-time employees, including our named executive officers, are eligible to participate in our health and welfare plans, including:
•	medical, dental and vision benefits;
•	medical and dependent care flexible spending accounts;
•	short-term and long-term disability insurance; and
•	life insurance.
We believe the perquisites described above are necessary and appropriate to provide a competitive compensation package to our named executive officers.
Outstanding Equity Awards at Fiscal Year-End Table
The following table summarizes the number of shares of common stock underlying outstanding equity incentive plan awards for each named executive officer as of December 31, 2022.
Name	Grant Date	Vesting Commencement Date	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)	Option Expiration Date
Kathy Lee-Sepsick	03/18/2016	—(1)	55,556	—	111,111	1.71	03/18/2026
	06/30/2017	06/01/2017(2)	166,668	—	—	3.24	06/30/2027
	12/13/2019	11/01/2019(2)	4,167	1,389(3)	—	6.12	12/13/2029
	01/26/2022	—(4)	—	—	100,000	13.00	01/26/2032
Daniel Currie	03/18/2016	09/11/2015(2)	5,556	—	—	1.71	03/18/2026
	06/30/2017	06/01/2017(2)	27,778	—	—	3.24	06/30/2027
	12/13/2019	11/01/2019(2)	4,167	1,389(3)	—	6.12	12/13/2029
	01/25/2022	—(2)	—	20,000	—	3.03	01/25/2032
	01/25/2022	—(5)	—	—	40,000	3.03	01/25/2032
Dov Elefant	02/28/2022	02/28/2022	—	100,000	—	2.97	02/28/2032
(1)	The stock option award provides for 55,556 awards to vest on the approval of an IDE application and 111,111 awards to vest on the PMA approval for FemBloc.
(2)
The stock option award provides for 25% of the award to vest on each anniversary of the vesting commencement date (such that the award would fully vest on the fourth anniversary of the vesting commencement date), subject to the recipient's continuous employment with us through the relevant vesting dates.

(3)
Provides that a stock option award will fully accelerate in vesting in the event of a termination of the recipient's employment by us without “Just Cause” (as defined in the named executive officer's employment agreement) within one year following a “Change in Control”. For additional details, please refer to the section titled “Executive Compensation” above.

(4)	The stock option award provides for 100,000 awards to vest on FDA de novo approval for FemaSeed.
(5)
The stock option award provides for 5,000 awards to vest annually on each anniversary of the filing of the date of the FemaSeed de novo with FDA if such filing occurs during the year ended December 31, 2023 and for 5,000 awards to vest annually on each anniversary of the filing of the date of the IDE submission to the FDA for FemBloc if such filing occurs during the year ended December 31, 2023, subject to the recipient's continuous employment with us through the relevant vesting dates.

EQUITY COMPENSATION PLAN INFORMATION
We currently maintain the following equity compensation plans that provide for the issuance of shares of our common stock to our officers and other employees, directors and consultants, each of which has been approved by our stockholders: our 2021 Equity Incentive Plan (“2021 Plan”) and our 2021 Employee Stock Purchase Plan (“ESPP”).
The following table presents information as of December 31, 2022 with respect to compensation plans under which shares of our common stock may be issued.
	(a)	(b)	(c)
Plan Category	Number of securities to be issued upon exercise of outstanding securities	Weighted-average exercise price of outstanding securities ($)	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column(a))
Equity compensation plans approved by stockholders 2021 Plan(1)	357,950	5.40	1,605,111
Equity compensation plans not approved by stockholders 2015 Plan	573,600	3.07	n/a
Inducement Awards	150,000	2.42	n/a
Total	1,081,550		1,605,111
(1)
Includes our 2021 Plan and our ESPP. For a description of these plans, refer to Note 9 to the historical financial statements included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2022.

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS
In addition to the executive officer and director compensation arrangements discussed above under “Executive Compensation” and “Proposal One: Election of Directors-Director Compensation,” respectively, since January 1, 2020, the following are the only transactions or series of similar transactions to which we were or will be a party in which the amount involved exceeds $120,000 and in which any director, nominee for director, executive officer, beneficial holder of more than 5% of our capital stock or any member of their immediate family or any entity affiliated with any of the foregoing persons had or will have a direct or indirect material interest, other than equity and other compensation, termination, change of control and other arrangements, which are described under “Executive Compensation.”
Employment Agreements
We have entered into employment agreements with each of our executive officers. See “Executive Compensation—Executive Employment Agreements” for a further discussion of these arrangements.
Director and Officer Indemnification and Insurance
We have agreed to indemnify each of our directors and executive officers against certain liabilities, costs and expenses, and have purchased directors' and officers' liability insurance.
Stock Option Grants to Executive Officers and Directors
We have granted options to our executive officers and our directors as more fully described in the section entitled “Executive Compensation.”
Policies and Procedures for Transactions with Related Persons
Our board of directors has adopted a written related person transaction policy setting forth the policies and procedures for the review and approval or ratification of related person transactions. This policy covers, with certain exceptions set forth in Item 404 of Regulation S-K under the Securities Act of 1933, as amended, or the Securities Act, any transaction, arrangement or relationship, or any series of similar transactions, arrangements or relationships, in which we were or are to be a participant, where the amount involved exceeds $120,000 in any fiscal year and a related person had, has or will have a direct or indirect material interest, including without limitation, purchases of goods or services by or from the related person or entities in which the related person has a material interest, indebtedness, guarantees of indebtedness and employment by us of a related person. In reviewing and approving any such transactions, our audit committee is tasked to consider all relevant facts and circumstances, including, but not limited to, whether the transaction is on terms comparable to those that could be obtained in an arm's length transaction and the extent of the related person's interest in the transaction. All of the transactions described in this section occurred prior to the adoption of this policy.

REPORT OF THE AUDIT COMMITTEE
The information contained in the following report of our audit committee is not considered to be “soliciting material,” “filed” or incorporated by reference in any past or future filing by us under the Exchange Act or the Securities Act unless and only to the extent that we specifically incorporate it by reference.
Our audit committee has reviewed and discussed with our management and KPMG LLP our audited financial statements for the fiscal year ended December 31, 2022. Our audit committee has also discussed with KPMG LLP the matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board, or the PCAOB, and the SEC.
Our audit committee has received and reviewed the written disclosures and the letter from KPMG LLP required by applicable requirements of the PCAOB regarding the independent accountant’s communications with our audit committee concerning independence, and has discussed with KPMG LLP its independence from us.
Based on the review and discussions referred to above, our audit committee recommended to our board of directors that the audited financial statements be included in our annual report on Form 10-K for the fiscal year ended December 31, 2022 filing with the SEC.
Submitted by the Audit Committee
John Dyett, Chair
Charles Larsen
Anne Morrissey

ADDITIONAL INFORMATION
We will mail, without charge, upon written request, a copy of our annual report on Form 10-K for the fiscal year ended December 31, 2022, including the financial statements and list of exhibits, and any exhibit specifically requested. Requests should be sent to:
Femasys Inc.
3950 Johns Creek Court, Suite 100
Suwanee, Georgia 30024
Attn: Investor Relations
Our annual report on Form 10-K for the fiscal year ended December 31, 2022 is also available at https://ir.femasys.com/financials/sec-filings/ under “SEC Filings” in the “Financial” section of our website.

OTHER MATTERS
Our board of directors does not presently intend to bring any other business before the Annual Meeting and, so far as is known to our board of directors, no matters are to be brought before the Annual Meeting except as specified in the Notice of Annual Meeting of Stockholders. As to any business that may arise and properly come before the Annual Meeting, however, it is intended that proxies, in the form enclosed, will be voted in respect thereof in accordance with the judgment of the persons voting such proxies.
By Order of the Board of Directors,
/s/ Kathy Lee-Sepsick
Kathy Lee-Sepsick
Founder, President and Chief Executive Officer
Suwanee, Georgia
May 15, 2023

APPENDIX A

PROPOSED AMENDMENT TO FEMASYS’ CERTIFICATE OF
INCORPORATION, AS AMENDED

ARTICLE VII: EXCULPATION AND INDEMNIFICATION.
A Director or officer of the Corporation shall not be personally liable to the Corporation or its stockholders for monetary damages for breach of his or her fiduciary duty as a Director or officer, except for liability (i) for any breach of the Director’s duty of loyalty to the Corporation or its stockholders, (ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (iii) under Section 174 of the DGCL or (iv) for any transaction from which the Director or officer derived an improper personal benefit. If the DGCL is amended after the effective date of this Certificate to authorize corporate action further eliminating or limiting the personal liability of Directors or officers, then the liability of a Director or officer of the Corporation shall be eliminated or limited to the fullest extent permitted by the DGCL, as so amended.
Any amendment, repeal or modification of this Article VII by either of (i) the stockholders of the Corporation or (ii) an amendment to the DGCL, shall not adversely affect any right or protection existing at the time of such amendment, repeal or modification with respect to any acts or omissions occurring before such amendment, repeal or modification of a person serving as a Director or officer at the time of such amendment, repeal or modification.
Notwithstanding anything herein to the contrary, the affirmative vote of not less than two-thirds (2/3) of the outstanding shares of capital stock entitled to vote thereon, and the affirmative vote of not less than two-thirds (2/3) of the outstanding shares of each class entitled to vote thereon as a class, shall be required to amend or repeal any provision of this Article VII.
A-1

BROADRIDGE CORPORATE ISSUER SOLUTIONS
C/O FEMASYS INC.
P.O. BOX 1342
BRENTWOOD, NY 11717

SCAN TO
VIEW MATERIALS & VOTE

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VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

V17986-P95559 KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

FEMASYS INC.

The Board of Directors recommends you vote FOR the following:

1. Election of Directors

Nominees:	For	Against	Abstain
1a. Charles Larsen	☐	☐	☐
1b. Anne Morrissey	☐	☐	☐
1c. Wendy Perrow	☐	☐	☐

The Board of Directors recommends you vote FOR the following proposals:

NOTE: Such other business as may properly come before the meeting or any adjournment thereof.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

V17987-P95559

FEMASYS INC.
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
ANNUAL MEETING OF STOCKHOLDERS
JUNE 21, 2023

The stockholder(s) hereby appoint(s) Kathy Lee-Sepsick and Dov Elefant, or either of them, as proxies, each with the power to appoint his/her substitute, and hereby authorize(s) them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of Common Stock of Femasys Inc. that the stockholder(s) is/are entitled to vote at the Annual Meeting of Stockholders to be held at 9:00 AM EDT on Wednesday, June 21, 2023, at the offices of Femasys Inc. at 3950 Johns Creek Court, Suite 100, Suwanee, Georgia 30024, and any adjournment or postponement thereof.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED AS DIRECTED BY THE STOCKHOLDER(S). IF NO SUCH DIRECTIONS ARE MADE, THIS PROXY WILL BE VOTED FOR THE ELECTION OF THE NOMINEES LISTED ON THE REVERSE SIDE FOR THE BOARD OF DIRECTORS AND FOR PROPOSALS 2, 3 AND 4.

PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED REPLY ENVELOPE.

Continued and to be signed on reverse side